UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

      Date of report (date of earliest event reported): January 8, 2004


                               DELTA MUTUAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

         000-30563                                       14-1818394
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   (Commission File Number)                    (IRS Employer Identification No.)


            111 North Branch Street, Sellersville, Pennsylvania 18960
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              (Address of principal executive offices) (Zip Code)

            1730 Rhode Island Avenue, Suite 812, Washington, DC 20036
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                                (Former Address)

                                 (215) 258-2800
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                        (Registrant's telephone number)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 6. Other Events.

(a) On November 28,2003 Gary T. Robinson resigned as a Director of Delta Mutual, Inc.

(c)Exhibits

A copy of the resignation is attached hereto as an exhibit.



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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        DELTA MUTUAL, INC.

Dated: January 8, 2004                  By: /s/ Peter F. Russo
                                            -----------------------------
                                            Peter F. Russo, President